UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2011

Codexis, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive

Redwood City, CA 94063

(Address of Principal Executive Offices) (Zip Code)

(650) 421-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 9, 2011, Mr. Chris Streng resigned as a member of the Board of Directors (the “Board”) of Codexis, Inc. (the “Company”), effective as of such date. Mr. Streng served on the Board as a representative of Equilon Enterprises LLC dba Shell Oil Products US (“Equilon”), pursuant to the Voting Agreement among the Company, Equilon and certain other former holders of the Company’s preferred stock (which was converted into common stock at the time of the Company’s initial public offering) (the “Voting Agreement”), which gave Equilon a right to designate one director to the Board subject to the terms and conditions contained therein. Mr. Streng’s resignation was a result of the transfer by Equilon of 5,573,319 shares of the Company’s common stock to Raízen Energia Participações S.A. (“Raízen”) and the assumption by Raízen of certain of Equilon’s rights in respect of such shares, including Equilon’s right to designate a representative to the Board pursuant to the Voting Agreement. The transfer and assumption described in the previous sentence was previously disclosed in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 3, 2011.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 8, 2011 in Redwood City, California. The results of the matters voted on by the Company’s stockholders are set forth immediately below.

Proposal 1

To elect two (2) Class I Directors to the Company’s Board of Directors to hold office until the 2014 Annual Meeting of Stockholders or until their respective successors are elected and qualified or their earlier resignation or removal:

	Number of Votes

Name of Nominee	For	Withheld	Broker Non-Votes
Thomas R. Baruch	21,780,433	111,050	6,980,567
Alexander A. Karsner	21,431,529	459,954	6,980,567

Proposal 2

To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

Number of Votes

For	Against	Abstain
28,839,874	21,940	10,236

Proposal 3

To hold a non-binding, advisory vote on the following resolution relating to the compensation of the Company’s named executive officers:

“RESOLVED, that the compensation paid to Codexis, Inc.’s named executive officers, as disclosed in the proxy statement for the 2011 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the disclosure under the heading ‘Executive Compensation,’ is hereby approved.”

Number of Votes

For	Against	Abstain	Broker Non-Votes
21,580,903	214,476	96,104	6,980,567

Proposal 4

To hold a non-binding, advisory vote on the frequency of future advisory votes on compensation for the Company’s named executive officers:

Number of Votes

Every Three Years	Every Two Years	Every One Year	Abstain	Broker Non-Votes
13,798,874	247,454	7,364,516	480,639	6,980,567

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2011

CODEXIS, INC.

By:	/s/ Douglas T. Sheehy

Name:	Douglas T. Sheehy
Title:	Senior Vice President, General Counsel and Secretary